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                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 6
                              TO THE NATIONAL CITY
                       SAVINGS AND INVESTMENT PLAN NO. 2
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1992)
                            ------------------------

National City Corporation, a Delaware corporation, and National City Bank, a national banking association, Trustee, hereby evidence the adoption of this Amendment No. 6 to the National City Savings and Investment Plan No. 2, as amended and restated effective January 1, 1992 (the "Plan").

                                   SECTION 1

Effective as of January 1, 2000, Section 1.1 of Article I of the Plan is hereby amended by the deletion of paragraph (a) of subsection (15) therein, and the addition of paragraph (a) to read as follows:

        "(a) An Employee employed by National Processing Incorporated or a subsidiary thereof who is treated as a non-exempt employee under the Fair Labor Standards Act, but excluding: (i) any person employed as a student intern, (ii) any person who is a law enforcement officer employed by a local, county or state government and who is hired by an Employer to perform off-duty security services, (iii) any person who is an Employee of an Employer who is included in its Special Project Employee Employment classification, (iv) an Employee who is a nonresident alien and who receives no earned income (within the meaning of Code section 911(d)(2)) from the Controlled Group from sources within the United States (within the meaning of Code section 861(a)(3)), or (v) any person who is a leased employee (within the meaning of Section 1.1(21))."

                                   SECTION 2

Effective as of January 1, 2000, Section 3.7 of Article III of the Plan is hereby amended by the deletion of subsections (2) and (3) therein, and the addition of new subsections (2) and (3) to read as follows:

        "(2) The Employers shall contribute to the Trust Fund on account of such Year, Profit Sharing Matching Contributions in an amount equal that determined by applying the applicable amount, determined below, to the Before-Tax Contributions made for such Year for each eligible Participant as described in Section 3.8. Such applicable amount shall be between $0 and $.50 per $1.00 of Before-Tax Matching Contribution based upon a targeted range of Earnings Per Share, Earnings Per Share Growth Rate, Return on Equity or such other financial criteria as the Company shall deem appropriate. The criteria for the calculation of the Profit Sharing Matching Contribution of a particular Year shall be determined by the Company and communicated during the first calendar-year quarter of that Year.

        (3) The Company shall determine the amount of the Employer Profit Sharing Matching Contribution, if any, to be made hereunder for each Plan Year, based upon the financial criteria established and communicated pursuant to Subsection (2) hereof. Such determination shall be effected in accordance with generally accepted accounting principles and applicable Securities and Exchange Commission regulations in the same manner as for the Company's reports to stockholders, by the principal accounting officer of the Company, and, upon approval by the Auditor of the Company, shall be final and conclusive as to all interested persons for all purposes of the Plan."

                                   SECTION 3

Effective as of January 1, 2001, Article III of the Plan is hereby amended by the deletion of Sections 3.7 and 3.8, and the addition of new Sections 3.7 and
3.8 to read as follows:

        "3.7 Amount of Profit Sharing Matching Contributions. Effective for Plan Years beginning on and after January 1, 2001, no Profit Sharing Matching Contribution shall be made by any Employer under this Plan.

        3.8 Allocation of Profit Sharing Contributions. Effective for Plan Years beginning on and after January 1, 2001, no Profit Sharing Matching Contribution shall be made by any Employer under this Plan."

                                   SECTION 4

Effective as of January 1, 2001, Section 3.1 of Article III of the Plan is hereby amended by the deletion of the reference to "10%" therein and the substitution in lieu thereof the percentage "12%".
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                                   SECTION 5

Effective as of January 1, 2001, Article III of the Plan is hereby amended by the deletion of Section 3.5 thereunder and the addition of a new Section 3.5 to read as follows:

        "3.5 Amount of Matching Employer Contributions. Subject to the provisions of the Plan and Trust Agreement, each Employer shall, as and to the extent it lawfully may, contribute to the Trust Fund on account of each month, Matching Employer Contributions in an amount equal to 115% of the Before Tax Contributions for each such month for each Participant with respect to the first 6% of each such Participant's Credited Compensation. The Employer shall deliver its Matching Employer Contribution to the Trust Fund at the same time as the Before-Tax Contributions to which the Matching Employer Contributions relate are delivered."

                                   SECTION 6

Effective as of January 1, 2001, Section 4.2 of Article IV of the Plan is hereby amended by the addition of a new subsection (6) thereunder to read as follows:

        "(6) Effective for Plan Years beginning on or after January 1, 2001, the limitations set forth in subsections (1), (2), (3), (4) and (5) above shall not apply to any Participant to the extent that the Plan satisfies the alternative method for meeting the actual deferral percentage test as set forth in Code Section 401(k)(12). At least 30 days, but not more than 90 days before the beginning of each Plan Year, the Company will provide each Eligible Employee a comprehensive notice of the employee's rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. If an employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the employee becomes eligible but not later than the date the employee becomes eligible."

                                   SECTION 7

Effective as of January 1, 2001, Section 4.3 of Article IV of the Plan is hereby amended by the addition of a new subsection (5) thereunder to read as follows:

        "(5) Effective for Plan Years beginning on or after January 1, 2001, the limitations set forth in subsections (1), (2), (3) and (4) above shall not apply to any Participant to the extent that the Plan satisfies one of the alternative methods for meeting the contribution percentage test as set forth in Code Sections 401(m)(10) and 401(m)(11)."

                                   SECTION 8

Effective as of January 1, 2001, Section 4.4 of Article IV of the Plan is hereby amended by the addition of a new subsection (3) thereunder to read as follows:

        "(3) Effective for Plan Years beginning on or after January 1, 2001, the limitations set forth in subsections (1) and (2) above shall not apply to any Participant to the extent that the Plan satisfies the alternative method for meeting the actual deferral percentage test as set forth in Code Section 401(k)(12) or one of the alternative methods for meeting the contribution percentage test as set forth in Code Sections 401(m)(10) and 401(m)(11)."

                                   SECTION 9

Effective as of January 1, 2000, Section 4.10 of Article IV of the Plan is hereby amended by the addition of a new subsection (3) thereunder to read as follows:

        "(3) The limitations set forth in subsections (1) and (2) above shall not apply to any Participant who performs one Hour of Service on or after January 1, 2000."

                                   SECTION 10

Effective as of April 1, 2000, Article VI of the Plan is hereby amended by the deletion of Section 6.5 thereunder and the addition of a new Section 6.5 to read as follows:

        "6.5 Payment of Small Benefits. Notwithstanding the foregoing provisions of this Article, if the value of the Vested Interest of a participant following his termination of employment (whether by death or otherwise) does not exceed $5,000 on the first Valuation Date next following such termination of employment, such Vested Interest shall be paid to the Participant (or, if applicable, his Beneficiary) in a lump sum within 90 days after such Valuation Date."

                                   SECTION 11

Effective as of January 1, 2000, the Plan is hereby amended by the deletion of the phrase "a voice response telephonic system established and supervised by the Committee" wherever it appears in the Plan and the substitution in lieu thereof of
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the phrase "electronic medium including, but not limited to, a voice response telephonic system or personal computer access to an internet website maintained on behalf of the Plan".

Executed at Cleveland, Ohio this 19th day of December 2000.

                                   NATIONAL CITY BANK, TRUSTEE

                                   By: /s/ ROBIN W. RICE
                                     -------------------------------------------
                                       Robin W. Rice
                                       Vice President

                                   NATIONAL CITY CORPORATION

                                   By: /s/ SHELLEY J. SEIFERT
                                     -------------------------------------------
                                     Shelley J. Seifert
                                     Executive Vice President

                                   By: /s/ ROBERT G. SIEFERS
                                     -------------------------------------------
                                       Robert G. Siefers
                                       Vice Chairman